UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2010

HELEN OF TROY LIMITED

(Exact name of registrant as specified in its charter)

Commission File Number: 001-14669

Bermuda	74-2692550
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

CLARENDON HOUSE

CHURCH STREET

HAMILTON, BERMUDA

(Business address of registrant)

ONE HELEN OF TROY PLAZA

EL PASO, TEXAS 79912

(United States mailing address of registrant and zip code)

915-225-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On January 6, 2011, Helen of Troy Limited (the “Company”) filed a current report on Form 8-K (the “Original Form 8-K”) announcing that on December 31, 2010, the Company completed the transactions contemplated by an Agreement and Plan of Merger dated December 8, 2010 (the “Merger Agreement”), among the Company, Helen of Troy Texas Corporation, a Texas corporation and wholly-owned subsidiary of the Company (“Helen of Troy Texas”), KI Acquisition Corp., a New York corporation and wholly-owned subsidiary of Helen of Troy Texas (“Merger Sub”), Kaz, Inc. (“Kaz”), a New York corporation, and certain shareholders of Kaz (the “Merger”). Upon the effectiveness of the Merger, Kaz became a wholly-owned indirect subsidiary of the Company as a result of the merger of Merger Sub with and into Kaz.

Under the rules of the United States Securities Exchange Commission, we have 71 days after the date on which the Original Form 8-K was required to be filed to amend such filing to include audited financial statements of Kaz, and other pro forma financial information required by Item 9.01 of Form 8-K.  This Form 8-K/A is being filed to provide such financial statements and the pro forma financial information and does not make any other changes to the Original Form 8-K.

Item 9.01               Financial Statements and Exhibits.

(a)          Financial Statements of Business Acquired.

The following information for Kaz is filed as Exhibit 99.1 hereto and incorporated by reference herein:

Report of Independent Auditor

Consolidated Balance Sheet as of April 30, 2010

Consolidated Statement of Operations for the fiscal year ended April 30, 2010

Consolidated Statement of Redeemable Convertible Preferred Stock and Stockholders’ Deficit for the fiscal year ended April 30, 2010

Consolidated Statement of Cash Flows for the fiscal year ended April 30, 2010

Notes to Consolidated Financial Statements

The following information for Kaz is filed as Exhibit 99.2 hereto and incorporated by reference herein:

Unaudited Condensed Consolidated Balance Sheets as of October 29, 2010 and April 30, 2010

Unaudited Condensed Consolidated Statements of Operations for the six months ended October 29, 2010 and October 23, 2009

Unaudited Condensed Consolidated Statement of Redeemable Convertible Preferred Stock and Stockholders’ Deficit for the six months ended October 29, 2010

Unaudited Condensed Consolidated Statements of Cash Flows for the six months ended October 29, 2010 and October 23, 2009

Notes to Unaudited Condensed Consolidated Financial Statements

(b)          Pro Forma Financial Information.

The following information for Helen of Troy Limited is filed as Exhibit 99.3 hereto and incorporated by reference herein:

Basis of Presentation

Unaudited Pro Forma Condensed Combined Balance Sheet as of November 30, 2010

Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended February 28, 2010

Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended November 30, 2010

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

(d)         Exhibits.

Exhibit Number	Description
23.1	Consent of Deloitte & Touche LLP, Independent Auditors.
99.1	Audited Consolidated Financial Statements of Kaz, Inc. and Subsidiaries as of and for the fiscal year ended April 30, 2010.
99.2	Unaudited Condensed Consolidated Financial Statements of Kaz, Inc. and Subsidiaries as of October 29, 2010 and April 30, 2010 and for the six months ended October 29, 2010 and October 23, 2009.
99.3	Unaudited Combined Pro Forma Financial Information for Helen of Troy Limited.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELEN OF TROY LIMITED

Date: March 17, 2011	/s/ Thomas J. Benson
Thomas J. Benson
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Deloitte & Touche LLP, Independent Auditors.
99.1	Audited Consolidated Financial Statements of Kaz, Inc. and Subsidiaries as of and for the fiscal year ended April 30, 2010.
99.2	Unaudited Condensed Consolidated Financial Statements of Kaz, Inc. and Subsidiaries as of October 29, 2010 and April 30, 2010 and for the six months ended October 29, 2010 and October 23, 2009.
99.3	Unaudited Combined Pro Forma Financial Information for Helen of Troy Limited.